Second Quarter 2019 Earnings Release Presentation July 23, 2019 RAISING STANDARDS TOGETHER

Safe Harbor Statement From time to time, our comments and releases may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “forecast,” “guidance,” “intends,” “targeted,” “continue,” “remain,” “should,” “may,” “plans,” “estimates,” “will,” “will continue,” “will remain,” variations on such words or phrases, or similar references to future occurrences or events in future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of the Company or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on the Company's current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. The Company's actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect the Company's future financial results and performance and could cause such results or performance to differ materially from those expressed in forward looking statements. These factors include, but are not limited to, the following: (1) the Company’s ability to sustain its current internal growth rate and total growth rate; (2) changes in geopolitical, business and economic events, occurrences and conditions, including changes in rates of inflation or deflation, nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado; (3) worsening business and economic conditions nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado, and the geographic areas in those states in which the Company operates; (4) the Company’s dependence on its management team and its ability to attract, motivate and retain qualified personnel; (5) the concentration of the Company’s business within its geographic areas of operation in Texas and Colorado; (6) changes in asset quality, including increases in default rates on loans and higher levels of nonperforming loans and loan charge-offs; (7) concentration of the loan portfolio of Independent Bank, before and after the completion of acquisitions of financial institutions, in commercial and residential real estate loans and changes in the prices, values and sales volumes of commercial and residential real estate; (8) the ability of Independent Bank to make loans with acceptable net interest margins and levels of risk of repayment and to otherwise invest in assets at acceptable yields and presenting acceptable investment risks; (9) inaccuracy of the assumptions and estimates that the managements of Independent Bank and the financial institutions that it acquires make in establishing reserves for probable loan losses and other estimates; (10) lack of liquidity, including as a result of a reduction in the amount and sources of liquidity that the Company currently has; (11) material increases or decreases in the amount of deposits held by Independent Bank or other financial institutions that the Company acquires and the cost of those deposits; (12) the Company’s access to the debt and equity markets and the overall cost of funding its operations; (13) regulatory requirements to maintain minimum capital levels or maintenance of capital at levels sufficient to support the Company’s anticipated growth; (14) changes in market interest rates that affect the pricing of the loans and deposits of each of Independent Bank and the financial institutions that the Company acquires and the net interest income of each of Independent Bank and the financial institutions that the Company acquires; (15) fluctuations in the market value and liquidity of the securities the Company holds for sale, including as a result of changes in market interest rates; (16) effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (17) the institution and outcome of, and costs associated with, litigation and other legal proceedings against one of more of the Company, Independent Bank and financial institutions that the Company acquires or to which any of such entities is subject; (18) the occurrence of market conditions adversely affecting the financial industry generally; (19) the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by the Company’s regulators, and changes in federal government policies, as well as changes in regulatory requirements applicable to, and resulting from regulatory supervision of, the Company and Independent Bank as a financial institution with total assets greater than $10 billion; (20) changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the SEC and the Public Company Accounting Oversight Board, or PCAOB, as the case may be; (21) governmental monetary and fiscal policies; (22) changes in the scope and cost of FDIC insurance and other coverage; (23) the effects of war or other conflicts, acts of terrorism (including cyber attacks) or other catastrophic events, including storms, droughts, tornadoes, hurricanes and flooding, that may affect general economic conditions; (24) the Company’s actual cost savings resulting from previous or future acquisitions are less than expected, it is unable to realize those cost savings as soon as expected, or it incurs additional or unexpected costs; (25) the Company’s revenues after previous or future acquisitions are less than expected; (26) the liquidity of, and changes in the amounts and sources of liquidity available to, the Company, before and after the acquisition of any financial institutions that the Company acquires; (27) deposit attrition, operating costs, customer loss and business disruption before and after the Company’s completed acquisitions, including, without limitation, difficulties in maintaining relationships with employees, may be greater than the Company expected; (28) the effects of the combination of the operations of financial institutions that the Company acquired in the recent past or may acquire in the future with the Company’s operations and the operations of Independent Bank, the effects of the integration of such operations being unsuccessful, and the effects of such integration being more difficult, time-consuming or costly than expected or not yielding the cost savings that the Company expects; (29) the impact of investments that the Company or Independent Bank may have made or may make and the changes in the value of those investments; (30) the quality of the assets of financial institutions and companies that the Company has acquired in the recent past or may acquire in the future being different than the Company determined or determine in its due diligence investigation in connection with the acquisition of such financial institutions and any inadequacy of loan loss reserves relating to, and exposure to unrecoverable losses on, loans acquired; (31) the Company’s ability to continue to identify acquisition targets and successfully acquire desirable financial institutions to sustain its growth, to expand its presence in its markets and to enter new markets; (32) technology-related changes are harder to make or are more expensive than expected; (33) attacks on the security of, and breaches of, the Company or Independent Bank’s digital information systems, the costs the Company or Independent Bank incur to provide security against such attacks and any costs and liability the Company or Independent Bank incurs in connection with any breach of those systems; (34) the potential impact of technology and “FinTech” entities on the banking industry generally; (35) our success at managing the risks involved in the foregoing items; and (36) the other factors that are described in the Company’s Annual Report on Form 10-K filed on February 28, 2019, under the heading “Risk Factors”, and other reports and statements filed by the Company with the SEC as well as those described in Guaranty Bancorp's Annual Report on Form 10-K filed on February 28, 2018, and other reports and statements filed by Guaranty Bancorp with the SEC. Any forward-looking statement made by the Company in this document speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. 2

Today's Presenters David R. Brooks Chairman of the Board, CEO and President, Director • 39 years in the financial services industry; 31 years at Independent Bank • Active in community banking since the early 1980s - led the investor group that acquired Independent Bank in 1988 Daniel W. Brooks Vice Chairman, Chief Risk Officer, Director • 36 years in the financial services industry; 30 years at Independent Bank • Active in community banking since the early 1980s Michelle S. Hickox Executive Vice President, Chief Financial Officer • 29 years in the financial services industry; 7 years at Independent Bank • Formerly a Financial Services Audit Partner at RSM US LLP • Certified Public Accountant 3

Second Quarter Key Highlights • Solid earnings with net income of $49.7 million, or $1.15 per diluted share and adjusted (non-GAAP) net income of $52.9 million, or $1.22 per diluted share • Strong organic deposit growth of 10.4% (annualized) • Organic loan growth of 6.6% for the quarter and 6.9% year to date (annualized) • Asset quality credit metrics remain at low levels • Repurchased $39 million of Company stock through the Share Repurchase Program • Successfully completed the operational conversion of Guaranty Bank and Trust 4

Second Quarter Selected Financial Data

($ in thousands except per share data)	As of and for the Quarter Ended				
Balance Sheet Data	**June 30, 2019**	**March 31, 2019**	**June 30, 2018**	**Linked Quarter Change**	**Annual Change**
Total assets	$ 14,708,922	$ 14,145,383	$ 10,017,037	4.0%	46.8%
Loans held for investment, excluding mortgage warehouse purchase loans	10,784,041	10,692,183	7,479,977	0.9	44.2
Mortgage warehouse purchase loans	453,492	251,258	164,790	80.5	175.2
Total deposits	11,530,587	11,239,426	7,533,405	2.6	53.1
Total borrowings (other than junior subordinated debentures)	792,534	538,425	887,724	47.2	(10.7)
Total stockholders' equity	2,249,342	2,234,202	1,538,269	0.7	46.2
Earnings and Profitability Data					
Net interest income	$ 129,643	$ 121,652	$ 78,909	6.6%	64.3%
Net interest margin	4.11%	4.05%	3.97%	1.5	3.5
Noninterest income	$ 16,199	$ 16,424	$ 10,133	(1.4)	59.9
Noninterest expense	77,978	86,595	49,158	(10.0)	58.6
Net income	49,736	37,131	29,635	33.9	67.8
Basic EPS	1.15	0.85	1.02	35.3	12.7
Diluted EPS	1.15	0.85	1.02	35.3	12.7
Adjusted net interest margin [(1)]	4.03%	4.01%	3.93%	0.5	2.5
Adjusted net income [(1)]	$ 52,928	$ 52,028	$ 32,239	1.7	64.2
Adjusted basic EPS [(1)]	1.22	1.19	1.11	2.5	9.9
Adjusted diluted EPS [(1)]	1.22	1.19	1.11	2.5	9.9
Return on average assets	1.39%	1.08%	1.30%	28.7	6.9
Adjusted return on average assets [(1)]	1.47	1.51	1.41	(2.6)	4.3

[(1)] See Appendix for non-GAAP reconciliation

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Net Income Growth $52.9 $ in Millions $52.0 $49.7 $132.2 $128.3 $37.1 $35.7 $36.6 $34.0 $34.1 $32.2 $29.6 $88.9 $76.5 $56.6 $53.5 2016 2017 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Year Ending Quarter Ending Net Income (1) Adjusted Net Income (2) (1) Effective January 1, 2018, the TCJA reduced the corporate U.S. statutory tax rate from 35% to 21%. The year ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. 6 (2) See Appendix for non-GAAP reconciliation

Interest Income Growth Interest Income, Net Interest Income and NIM Trends $ in Millions $167.7 $407.3 $155.6 $326.3 $129.6 $307.9 $121.7 $112.8 $265.5 $109.3 $97.1 $87.1 $210.0 $86.3 $78.9 $183.8 4.11% 4.05% 3.98% 3.97% 3.97% 3.94% 3.81% 3.84% 2016 2017 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Year Ending Quarter Ending NIM Interest income Net interest income 7

Tangible Book Value, Earnings Per Share and Adjusted Earnings Per Share Trends (diluted) $27.44 $26.66 $25.84 $23.76 $21.19 $17.85 $15.89 $16.15 $4.47 $4.33 $3.45 $3.04 $2.97 $2.21 $2.36 $2.88 $1.77 $2.21 $1.85 $1.19 $1.22 $1.54 $1.15 $0.85 2013 2014 2015 2016 2017 2018 March 31, 2019 June 30, 2019 Year Ending Quarter Ending EPS (1) Adjusted EPS (2) Tangible Book Value (2) (1) Effective January 1, 2018, the TCJA reduced the corporate U.S. statutory tax rate from 35% to 21%. The year ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. 8 (2) See Appendix for non-GAAP reconciliation

Adjusted Efficiency Ratio Trends (1) $322.5 $126.9 $ in Millions $261.4 $78.0 $189.4 $182.0 $70.9 $157.6 $44.9 $107.5 52.34% 51.46% 50.47% 49.50% 47.39% $41.5 $35.9 $15.9 $19.5 $9.8 $3.2 $2.0 $4.6 $5.7 $1.4 2016 2017 2018 Q2 2018 Q2 2019 Year Ending Quarter Ending Adjusted net interest income Adjusted noninterest income Adjusted noninterest expense Amortization of other intangible assets Adjusted efficiency ratio (1) See Appendix for non-GAAP reconciliation 9

Loan Portfolio Growth Total Loans by Year and Current Annual Trend ($ in Billions) (1) 2016 - 2018 CAGR 31.5% 47.8% Increase $11,344 $7,921 $7,675 $6,513 $4,583 2016 2017 2018 Q2 2018 Q2 2019 Year Ending Quarter Ending Organic Impact of Acquisitions (1) Includes loans held for sale 10

Loan Portfolio Composition Loan Composition at 06/30/2019 CRE Loan Composition at 06/30/2019 Mixed Use (not retail): 2.4% 1-4 Family Const.: 3.3% Multifamily: 8.3% Misc: 6.8% Consumer: 0.6% Restaurant: 2.6% 1-4 Family: 13.9% Mini Storage: 3.0% Convenience Store: 2.3% Ag: 0.9% Church: 2.4% Office: 25.5% Healthcare: 6.8% C&I: 19.6% Daycare/School: 2.1% C&D: 10.3% Industrial: 7.4% Hotel/Motel: 5.8% Retail: 24.6% CRE: 51.4% Loans by Region at 06/30/2019 Central Texas: 13.0% Colorado: 28.9% 2019 YTD adjusted loan yield: 5.54% (1) North Texas: 37.2% Houston: 20.9% (1) Non-GAAP financial measure. Excludes $3,711 of unexpected income recognized on credit impaired acquired loans. 11

Commercial Real Estate (CRE) and Construction and Development (C&D) CRE and C&D Concentrations at 06/30/2019 Retail CRE and C&D Composition at 06/30/2019 398% 385% 380% 384% 386% Mixed Use: 7.7% Big Box: 2.4% Free Standing/ 130% 125% 116% Single 99% 106% Tenant: 21.7% Loans > $500 thousand Strip Center: 06/30/18 09/30/18 12/31/18 03/31/19 06/30/19 68.2% Period Ending Total construction and development to Bank regulatory capital • 1,084 Retail Loans • 62 Loans > $5 million Total non-owner occupied CRE to Bank regulatory • $9 million Average size of Loans > $5 million capital 12

Construction & Development Composition (For All C&D Loans >$500 Thousand) C&D Portfolio CRE Construction Portfolio Composition at 06/30/2019 Composition at 06/30/2019 SFR Land/Land Construction: 18.8% Developement: Misc. CRE: 26.9% 22.5% Retail: 22.7% CRE Construction: 54.3% Healthcare: 8.0% Office: 20.5% Multifamily: 13.2% Hotel: 8.4% • 97.3% of loans in our market regions • $2 million Average size of loans Industrial: 4.7% • 639 C&D loans • 27.3% of C&D loans are owner-occupied 13

Historically Strong Credit Culture NPLs / Loans NCOs / Average Loans 4.41% 2.67% 2.67% 4.15% 4.11% 3.43% 3.36% 3.03% 1.64% 2.91% 2.67% 1.22% 2.38% 2.25% 1.89% 1.05% 1.13% 1.62% 1.83% 1.71% 1.57% 1.31% 0.74% 0.70% 1.50% 1.49% 1.50% 1.14% 1.12% 0.49% 0.48% 0.48% 1.14% 0.43% 0.46% 0.46% 0.81% 0.91% 0.31% 0.39% 0.28% 0.68% 0.68% 0.19% 0.53% 0.16% 0.18% 0.18% 0.06% 0.10% 0.09% 0.32% 0.37% 0.39% 0.21% 0.24% 0.11% 0.12% 0.16% 0.16% 0.09% 0.06% 0.03% 0.02% 0.01% 0.03% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q2 2019 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD Period Ending Period Ending TX Commercial Banks U.S. Commercial Banks TX Commercial Banks U.S. Commercial Banks IBTX IBTX Note: Financial data as of and for the years ended December 31. For quarter ending June 30, 2019, peer and IBTX data as of and for the quarter ended March 31, 2019 and June 30, 2019, respectively. 14 Source: U.S. and Texas Commercial Bank numbers from S&P Global Market Intelligence.

Provision and Charge-offs Provision expense and Net charge-off trends $ in Thousands $9,860 $9,440 $8,265 $4,739 $4,892 $4,460 $3,224 $2,910 $2,730 $2,667 $1,382 $1,525 $1,521 $454 $274 $169 2016 2017 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Year Ending Quarter Ending Provision expense Net charge-offs 15

Energy Lending Outstanding Balances and Related Reserves $ in Millions $28.8 $145.6 $27.8 $24.9 $25.6 $27.2 $112.6 $110.1 $106.8 $93.3 6.7% 5.5% 5.2% 5.2% 4.3% 06/30/18 09/30/18 12/31/18 03/31/19 06/30/19 Quarter Ending Exploration and Production Service loans Energy reserve % to total energy loans 16

Deposit Mix and Pricing Deposit Mix as of June 30, 2019 Deposit Growth versus Average Rate $ in Millions Brokered CDs: 0.6% $11,531 CDs < $100,000: CDs > 2.7% $100,000: IRAs: 0.8% 9.4% $7,738 Noninterest-bearing 1.07% $6,633 demand: 27.3% 0.83% Money Market: 16.9% $4,577 0.46% 0.38% Savings: 4.9% Public funds, interest- Interest-bearing bearing accounts and 2016 2017 2018 Q2 2019 CDs: 10.4% checking: 27.0% Period Ending Deposits Average YTD Rate (1) 2019 YTD Average Rate for Interest-bearing deposits: 1.47% (1) Average rate for total deposits 17

Capital CET 1, Leverage, Total Capital, Tier 1 and TCE/TA Ratios 12.56% 12.58% 11.96% 11.54% 11.38% 10.41% 10.05% 10.05% 10.07% 9.69% 9.61% 9.57% 9.60% 9.24% 8.92% 9.24% 9.33% 8.55% 9.06% 8.20% 8.65% 8.37% 8.42% 7.82% 7.17% 12/31/16 12/31/17 12/31/18 Q1 2019 Q2 2019 Period Ending Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets (1) See Appendix for non-GAAP reconciliation 18

APPENDIX

Supplemental Information - Non-GAAP Financial Measures (unaudited)

Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Quarterly Periods

($ in thousands except per share data)		For the Quarters Ended				
		June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Net Interest Income - Reported	(a)	$ 129,643	$ 121,652	$ 87,108	$ 86,268	$ 78,909
Unexpected income recognized on credit impaired acquired loans		(2,695)	(1,016)	(967)	(1,051)	(954)
Adjusted Net Interest Income	(b)	126,948	120,636	86,141	85,217	77,955
Provision Expense - Reported	(c)	4,739	3,224	2,910	1,525	2,730
Noninterest Income - Reported	(d)	16,199	16,424	9,887	12,749	10,133
Gain on sale of OREO and repossessed assets		(312)	—	(56)	(95)	(58)
(Gain) loss on sale of securities		(20)	(245)	232	115	10
Loss (gain) on sale of premises and equipment		279	(9)	—	(220)	89
Recoveries on loans charged off prior to acquisition		(258)	(1,311)	(109)	(230)	(336)
Adjusted Noninterest Income	(e)	15,888	14,859	9,954	12,319	9,838
Noninterest Expense - Reported	(f)	77,978	86,595	51,848	52,655	49,158
OREO impairment		(988)	(436)	—	—	—
IPO related stock grants		—	—	—	—	(11)
Acquisition expense		(6,069)	(19,171)	(1,094)	(2,594)	(4,296)
Adjusted Noninterest Expense	(g)	70,921	66,988	50,754	50,061	44,851
Income Tax Expense Reported	(h)	13,389	11,126	8,273	9,141	7,519
Adjusted Net Income (1)	(b) - (c) + (e) - (g) = (i)	$ 52,928	$ 52,028	$ 34,120	$ 36,593	$ 32,239
Average shares for basic EPS	(j)	43,331,988	43,759,348	30,503,062	30,473,603	29,065,426
Average shares for diluted EPS	(k)	43,331,988	43,759,348	30,503,062	30,563,717	29,157,817
Adjusted Basic EPS	(i) / (j)	$ 1.22	$ 1.19	$ 1.12	$ 1.20	$ 1.11
Adjusted Diluted EPS	(i) / (k)	1.22	1.19	1.12	1.20	1.11
EFFICIENCY RATIO						
Amortization of other intangible assets	(l)	$ 3,235	$ 3,235	$ 1,496	$ 1,519	$ 1,393
Reported Efficiency Ratio	(f - l) / (a + d)	51.25%	60.37%	51.91%	51.64%	53.64%
Adjusted Efficiency Ratio	(g - l) / (b + e)	47.39	47.05	51.26	49.77	49.50
PROFITABILITY						
Total Average Assets	(m)	$ 14,397,852	$ 13,975,192	$ 10,026,151	$ 10,028,224	$ 9,164,915
Return on Average Assets (annualized)	(a - c + d - f - h) / (m)	1.39%	1.08%	1.34%	1.41%	1.30%
Adjusted Return on Average Assets (annualized)	(i) / (m)	1.47	1.51	1.35	1.45	1.41

(1) Assumes an adjusted effective tax rate of 21.2%, 20.3%, 19.6%, 20.4%, and 19.8% for the quarters ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively.

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APPENDIX

Supplemental Information - Non-GAAP Financial Measures (unaudited)
Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Annual Periods

($ in thousands except per share data)		For the Year Ended December 31, 2018	2017	2016
Net Interest Income - Reported	(a)	$ 326,252	$ 265,478	$ 183,806
Unexpected income recognized on loans acquired with deteriorated credit quality		(3,711)	(4,063)	(1,765)
Adjusted Net Interest Income	(b)	**322,541**	**261,415**	**182,041**
Provision Expense - Reported	(c)	9,860	8,265	9,440
Noninterest Income - Reported	(d)	42,224	41,287	19,555
Gain on sale of loans		—	(351)	—
(Gain) loss on sale of branches		—	(2,917)	43
Gain on sale of OREO/repossessed assets		(269)	(850)	(62)
Loss (gain) on sale of securities		581	(124)	(4)
(Gain) loss on sale of premises and equipment		(123)	21	(32)
Recoveries on loans charged off prior to acquisition		(962)	(1,182)	—
Adjusted Noninterest Income	(e)	**41,451**	**35,884**	**19,500**
Noninterest Expense - Reported	(f)	198,619	176,813	113,790
Senior leadership restructuring		—	—	(2,575)
OREO impairment		(85)	(1,412)	(106)
IPO related stock grants		(136)	(508)	(543)
Acquisition expense		(8,958)	(17,259)	(3,121)
Adjusted Noninterest Expense	(g)	**189,440**	**157,634**	**107,445**
Income Tax Expense Reported [(1)]	(h)	**31,738**	**45,175**	**26,591**
Adjusted Net Income [(1)]	(b) - (c) + (e) - (g) = (i)	$ **132,183**	$ **88,878**	$ **56,563**
Average shares for basic EPS	(j)	29,599,119	25,636,292	18,501,663
Average shares for diluted EPS	(k)	29,599,119	25,742,362	18,588,309
Adjusted Basic EPS	**(i) / (j)**	$ **4.47**	$ **3.47**	$ **3.06**
Adjusted Diluted EPS	**(i) / (k)**	**4.47**	**3.45**	**3.04**
EFFICIENCY RATIO				
Amortization of other intangible assets	(l)	$ 5,739	$ 4,639	$ 1,964
Reported Efficiency Ratio	**(f - l) / (a + d)**	**52.35%**	**56.13%**	**54.99%**
Adjusted Efficiency Ratio	**(g - l) / (b + e)**	**50.47**	**51.46**	**52.34**
PROFITABILITY				
Total Average Assets	(m)	$ 14,187,662	$ 7,966,421	$ 5,469,542
Return on Average Assets (annualized)	**(a - c + d - f - h) / (m)**	**1.69%**	**0.96%**	**0.98%**
Adjusted Return on Average Assets (annualized)	**(i) / (m)**	**1.39**	**1.12**	**1.03**

(1) Assumes an effective tax rate of 19.7% for the year ended December 31, 2018. Excludes $5,528 charge to remeasure deferred taxes as a result of the enactment of the TCJA and $259 thousand of one-time nondeductible tax expense and assumes the resulting normalized effective tax rate of 32.4% for the year ended December 31, 2017. Assumes an effective tax rate of 33.2% for the year ended December 31, 2016.

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APPENDIX Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Tangible Common Equity to Tangible Assets ($ in thousands) As of and for the Quarter Ended June 30, 2019 March 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 Tangible Common Equity Total common stockholders' equity $ 2,249,342 $ 2,234,202 $ 1,606,433 $ 1,336,018 $ 672,365 Adjustments: Goodwill (994,097) (992,380) (721,797) (621,458) (258,319) Other intangible assets, net (110,090) (113,325) (45,042) (43,244) (14,177) Tangible Common Equity $ 1,145,155 $ 1,128,497 $ 839,594 $ 671,316 $ 399,869 Tangible Assets Total Assets $ 14,708,922 $ 14,145,383 $ 9,849,965 $ 8,684,463 $ 5,852,801 Adjustments: Goodwill (994,097) (992,380) (721,797) (621,458) (258,319) Other intangible assets, net (110,090) (113,325) (45,042) (43,244) (14,177) Tangible Assets $ 13,604,735 $ 13,039,678 $ 9,083,126 $ 8,019,761 $ 5,580,305 Tangible Common Equity To Tangible Assets 8.42% 8.65% 9.24% 8.37% 7.17% 21